CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ADMINISTRATIVE SERVICES AGREEMENT

This ADMINISTRATIVE SERVICES AGREEMENT (“Agreement”) made as of June 5, 2007, is by and between Lincoln Investment Advisors Corporation, an Indiana corporation (“Adviser”) and Nationwide Financial Services, Inc., a company organized under the laws of Delaware (“Company”).

Recitals

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”) is registered under the Investment Company Act of 1940 (the “Investment Company Act”) as an open-end management investment company;

WHEREAS, the Trust is composed of separate series, some or all of which are listed on the attached Schedule One (each, a “Fund”) as it may be amended from time to time;

WHEREAS, the parties have entered into a Fund Participation Agreement (the “Participation Agreement,” as the same may be amended from time to time), dated June 5, 2007, by and among Company, Adviser and the Trust, on its behalf and on behalf of the Funds and Lincoln Financial Distributors, Inc.;

WHEREAS, pursuant to the Participation Agreement, Company, on behalf of certain of its separate accounts identified therein (“Separate Account(s)”), shall purchase shares (“Shares”) of certain Funds to serve as an investment vehicle for the Separate Accounts to fund certain variable life and annuity contracts identified on Schedule Two hereto (as the same may be amended from time to time) (the “Contracts”), which Funds may be one of several investment options available under the Contracts;

WHEREAS, Adviser provides or procures, among other things, investment advisory and/or administrative services to the Funds;

WHEREAS, Adviser desires Company to provide the administrative services specified in the attached Exhibit A (“Administrative Services”), in connection with customers purchasing Shares indirectly through their purchases of Contracts issued by one or more Separate Accounts of the Company (the “Shareholders”); and Company is willing and able to provide such Administrative Services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, each party hereto severally agrees as follows:

1.	Company agrees to perform some or all of the Administrative Services specified in Exhibit A hereto for the benefit of the Shareholders.

2.

Company agrees to maintain separate records for each Shareholder, which records shall reflect Shares purchased and redeemed for the benefit of the Shareholder and Share balances held for the benefit of the Shareholder.

3.

Company may contract with or establish relationships with other parties for the provision of the Administrative Services or other activities of Company required by this Agreement, or the Participation Agreement.

4.

In consideration of the performance of the Administrative Services by Company with respect to the Contracts, beginning on the date hereof, Adviser agrees to pay Company an annual fee which shall equal [***]% (the “Asset Fee”) of the average daily value of each Fund’s assets attributable to the Contracts held by the Shareholders. The foregoing fee will be paid by Adviser to Company quarterly within thirty (30) days after the end of the calendar quarter. For purposes of determining the payment, the total of the average daily net assets in the applicable Funds shall be multiplied by the Asset Fee multiplied by the actual number of calendar days in the period divided by the number of calendar days in the year.

Notwithstanding anything in this Agreement or the Participation Agreement appearing to the contrary, the payments by Adviser to Company relate solely to the performance by Company of the Administrative Services described herein only, and do not constitute payment in any manner for services provided by Company to any separate account organized by Company, or for any investment advisory services, or for costs associated with the distribution of any variable life or annuity contracts.

5.

This Agreement may be terminated without penalty at any time by Company or by Adviser as to one or more of the Funds collectively, upon sixty (60) days written notice to the other party. Adviser may terminate this Agreement, with thirty (30) days written notice, in the event Company does not, or is unable to, meet its obligations under paragraph 4 hereof.

6.

It is understood and agreed that in performing the services under this Agreement, the Company, acting in its capacity described herein, shall at no time be acting as an agent for the Adviser, the Trust or any of the Funds.

7.

This Agreement may only be amended pursuant to a written instrument signed by both parties hereto. This Agreement may not be assigned by a party hereto without the prior written consent of the other party.

8.	This Agreement shall be governed by the laws of the State of Indiana, without giving effect to the principles of conflicts of law of such jurisdiction.

9.

This Agreement, including Exhibit A and Schedules One and Two, constitutes the entire agreement between the parties with respect to the matters dealt with herein and supersedes any previous agreements and documents with respect to such matters. Schedules One and Two may be amended from time to time, as appropriate, to accurately reflect any changes in the Funds available as investment vehicles under the Participation Agreement.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

LINCOLN INVESTMENT ADVISORS CORPORATION

/s/ William J. Floily, Jr.
By: William J. Floily, Jr.
Title: Second Vice President and Ass’t. Treasurer

NATIONWIDE FINANCIAL SERVICES, INC.

/s/ Karen R. Colvin
By: Karen R. Colvin
Title: Product Officer

SCHEDULE ONE

Investment Company Name:	Fund Name(s):
Lincoln Variable Insurance Products Trust	LVIP Baron Growth Opportunities Fund

SCHEDULE TWO

MFS Variable Account

Nationwide Multi-Flex Variable Account

Nationwide VA Separate Account-A

Nationwide VA Separate Account-B

Nationwide VA Separate Account-C

Nationwide VA Separate Account-D

Nationwide Variable Account

Nationwide Variable Account-11

Nationwide Variable Account-3

Nationwide Variable Account-4

Nationwide Variable Account-5

Nationwide Variable Account-6

Nationwide Variable Account-7

Nationwide Variable Account-8

Nationwide Variable Account-9

Nationwide Variable Account-10

Nationwide Variable Account-11

Nationwide Variable Account-12

Nationwide Variable Account-13

Nationwide Variable Account-14

Nationwide Variable Account-I5

Nationwide Variable Account-16

Nationwide Variable Account-17

Nationwide Provident VA Separate Account I

Nationwide Provident VA Separate Account A

Nationwide VL Separate Account-A

Nationwide VL Separate Account-B

Nationwide VL Separate Account-C

Nationwide VL Separate Account-D

Nationwide VL Separate Account-G

Nationwide VLI Separate Account

Nationwide VLI Separate Account-2

Nationwide VLI Separate Account-3

Nationwide VLI Separate Account-4

Nationwide VLI Separate Account-5

Nationwide VLI Separate Account-6

Nationwide VLI Separate Account-7

Nationwide Provident VLI Separate Account 1

Nationwide Provident VLI Separate Account A

MFS Varia ble Account

Nationwide Multi-Flex Variable Account

Nationwide VA Separate Account-A

Nationwide VA Separate Account-B

Nationwide VA Separate Account-C

Nationwide VA Separate Account-D

Nationwide Variable Account

Nationwide Variable Account-H

Nationwide Variable Account-3

Nationwide Variable Account-4

Nationwide Variable Account-5

Nationwide Variable Account-6

Nationwide Variable Account-7

Nationwide Variable Account-8

Nationwide Variable Account-9

Nationwide Variable Account-10

Nationwide Variable Account-11

Nationwide Variable Account-12

Nationwide Variable Account-13

Nationwide Variable Account-I4

Nationwide Variable Account-15

Nationwide Variable Account-16

Nationwide Variable Account-17

Nationwide Provident VA Separate Account 1

Nationwide Provident VA Separate Account A

Nationwide VL Separate Account-A

Nationwide VL Separate Account-B

Nationwide VL Separate Account-C

Nationwide VL Separate Account-D

Nationwide VL Separate Account-G

Nationwide VLI Separate Account

Nationwide VLI Separate Account-2

Nationwide VLI Separate Account-3

Nationwide VLI Separate Account-4

Nationwide VLI Separate Account-5

Nationwide VLI Separate Account-6

Nationwide VLI Separate Account-7

Nationwide Provident VLI Separate Account 1

Nationwide Provident VLI Separate Account A

EXHIBIT A

Pursuant to the Agreement by and among the parties hereto, Company shall perform some or all of the following Administrative Services:

I

Establish and maintain a teleservicing support system whereby the Company shall respond to inquiries, as permitted by applicable law and to the extent appropriate, from Shareholders regarding Fund prospectuses, reports, notices, proxies and proxy statements concerning the Funds.

2.

Establish and maintain an internet website whereby Shareholders and their financial intermediaries may access performance information regarding the Funds and any other Fund information as Company determines appropriate, and Shareholders may execute transfers of their interests into or out of the Funds.

3.

Provide and administer various features of the Contracts for the benefit of Shareholders which relate to the Funds, which may include transfers among the Funds, to the extent the Company deems appropriate, dollar cost averaging, asset allocation, portfolio rebalancing, and pre-authorized deposits and withdrawals.

4.	Provide Shareholders with a service that directly or indirectly invests the assets of their accounts in a Fund’s Shares pursuant to specific or pre-authorized instructions.

5.	Provide information periodically to Shareholders showing premiums or cash values allocated to sub-accounts invested in the Fund’s Shares.

6.	Respond to inquiries from Shareholders relating to the services performed by the Company under this Agreement.

7.

If required by law, forward communications from the Trust in accordance with the Participation Agreement (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution, and tax notices) to Shareholders.

8.	Provide such other similar services as may be mutually agreed upon between the parties hereto to the extent the Company is permitted to do so under applicable statutes, rules, or regulations.

FIRST AMENDMENT TO

ADMINISTRATIVE SERVICES AGREEMENT

This First Amendment (“Amendment”) dated as of March 10, 2009, is by and among Lincoln Investment Advisors Corporation (“Adviser”) and Nationwide Financial Services, Inc. (“Company”). This Amendment amends the Administrative Services Agreement (the “Agreement”) dated June 5, 2007.

WHEREAS, the Adviser and Company desire to amend the Agreement.

NOW, THEREFORE, the Adviser and Company agree to the following:

1.	The following section is hereby added to the Agreement:

10.

Each party may disclose that it has entered into this Agreement. Further, each party may disclose the annual fees payable to the Company under this Agreement only as it relates to the payments for assets held in the Company’s unregistered private placement variable life insurance products.

2.	Schedule One is deleted in its entirety and replaced with the Schedule One attached hereto.

3.	Schedule Two is deleted in its entirety and replaced with the Schedule Two attached hereto.

4.	Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

NATIONWIDE FINANCIAL SERVICES, INC.

By: Karen R. Colvin
Title: AVP – NF Investment Offerings

LINCOLN INVESTMENT ADVISORS CORPORATION

By: William P. Flory, Jr.
Title: Second Vice President and Assistant Treasurer

1

Schedule One

All current and future Funds available for sale through the Variable Products, including but not limited to any Funds listed below.

1.	LVIP Baron Growth Opportunities Fund – Service Class

2

Schedule Two

Separate Accounts

All current and any future Company separate accounts.

3

Second Amendment to Administrative Services Agreement

This Second Amendment (the “Amendment”), by and among Lincoln Investment Advisors Corporation, a Tennessee corporation (“Adviser”) and Nationwide Financial Services, Inc. (“Company”), is effective as of May 1, 2023 (the “Effective Date”).

WHEREAS, the parties hereto entered into the Administrative Services Agreement (“Agreement”), executed and effective as of June 5, 2007; and

WHEREAS, effective March 13, 2023, Lincoln Investment Advisors Corporation underwent a name change to “Lincoln Financial Investments Corporation.”

WHEREAS, the parties desire to amend the Agreement to permit the separate accounts to invest in additional funds;

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties, intending to be legally bound, agree as follows:

1.	Schedule One shall be deleted in its entirety and replaced with the amended Schedule One attached below.

2.	Section 4 of the Agreement shall be deleted in its entirety and replaced by the following:

In consideration of the performance of the Administrative Services by Company with respect to the Contracts, beginning on the date hereof, Adviser agrees to pay Company an annual fee which shall equal the percentage of the average daily value of each Fund’s assets attributable to the Contracts held by the Shareholders as outlined in Schedule One. The foregoing fee will be paid by Adviser to Company quarterly within thirty (30) days after the end of the calendar quarter. For purposes of determining the payment, the total of the average daily net assets in the applicable Funds shall be multiplied by the Asset Fee multiplied by the actual number of calendar days in the period divided by the number of calendar days in the year.

Notwithstanding anything in this Agreement or the Participation Agreement appearing to the contrary, the payments by Adviser to Company relate solely to the performance by Company of the Administrative Services described herein only, and do not constitute payment in any manner for services provided by Company to any separate account organized by Company, or for any investment advisory services, or for costs associated with the distribution of any variable life or annuity contracts.

3.	All references in the Agreement to “Lincoln Investment Advisors Corporation” are hereby changed to “Lincoln Financial Investments Corporation.”

4.	Unless otherwise defined in this Amendment, all terms used herein shall have the meanings they were ascribed in the Agreement.

5.	All other terms and conditions of the Agreement remain in effect and are hereby incorporated herein by reference.

6.	This Amendment may be executed in counterparts, each of which shall be deemed to be an original.

1

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized representative as of the Effective Date.

Lincoln Financial Investments Corporation

By:
Name:
Title:
Date:

Nationwide Financial Services, Inc.

By:
Name:	Leland W. Cummings
Title:	VP, Head of Fund Operations
Date:

2

SCHEDULE ONE

Investment Company Name	Fund Names	Asset Fee
Lincoln Variable Insurance Products Trust	LVIP Baron Growth Opportunities Fund	[***]	%
	LVIP Delaware Diversified Income Fund	[***]	%
	LVIP Delaware High Yield Fund	[***]	%
	LVIP Delaware Limited-Term Diversified Income Fund	[***]	%
	LVIP Delaware REIT Fund	[***]	%
	LVIP Delaware SMID Cap Core Fund	[***]	%
	LVIP Delaware U.S. Growth Fund	[***]	%
	LVIP Delaware Value Fund	[***]	%
	LVIP JPMorgan Core Bond Fund	[***]	%
	LVIP JPMorgan Mid Cap Value Fund	[***]	%
	LVIP JP Morgan Small Cap Core Fund	[***]	%
	LVIP JPMorgan U.S. Equity Fund	[***]	%

3

Third Amendment to Administrative Services Agreement

This Third Amendment (the “Amendment”), by and among Lincoln Financial Investments Corporation, a Tennessee corporation (“Adviser”), Lincoln National Life Insurance Company (the “Administrator”), and Nationwide Financial Services, Inc. (“Company”), is effective as of April 29, 2024 (the “Effective Date”).

WHEREAS, the Adviser and Company entered into the Administrative Services Agreement, as amended, (“Agreement”), executed and effective as of June 5, 2007;

WHEREAS, the parties desire to amend the Agreement to permit the separate accounts to invest in additional funds; and

WHEREAS, Adviser desires to assign the Agreement to Administrator, its affiliate and the administrator to the Funds;

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties, intending to be legally bound, agree as follows:

1.	Schedule One shall be deleted in its entirety and replaced with the amended Schedule One attached below.

2.

Adviser hereby assigns to Administrator all of Adviser’s rights, title, and interest in and to the Agreement. Administrator hereby accepts said assignment and assumes the Agreement and all duties and obligations of Adviser thereunder. All references in the Agreement to “Lincoln Financial Investments Corporation” or the “Adviser” are hereby replaced with “Lincoln National Life Insurance Company” or the “Administrator,” respectively. Administrator agrees that the terms and conditions of the Agreement which previously applied to Adviser are hereby ratified, confirmed by, and made applicable to Administrator.

3.	Unless otherwise defined in this Amendment, all terms used herein shall have the meanings they were ascribed in the Agreement.

4.	All other terms and conditions of the Agreement remain in effect and are hereby incorporated herein by reference.

5.	This Amendment may be executed in counterparts, each of which shall be deemed to be an original.

[Signature page to follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized representative as of the Effective Date.

Lincoln Financial Investments Corporation		Nationwide Financial Services, Inc.

By:		By:
Name:	Benjamin A. Richer	Name:	Leland W. Cummings
Title:	Senior Vice President	Title:	VP, Head of Fund Operations
Date:		Date:

Lincoln National Life Insurance Company

By:
Name:	Benjamin A. Richer
Title:	Senior Vice President
Date:

SCHEDULE ONE

Investment Company Name	Fund Names	Asset Fee
Lincoln Variable Insurance Products Trust	LVIP American Century Balanced Fund – Standard Class II	[***]	%
	LVIP American Century Balanced Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Capital Appreciation Fund – Standard Class II	[***]	%
	LVIP American Century Capital Appreciation Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Disciplined Core Value Fund – Standard Class II	[***]	%
	LVIP American Century Disciplined Core Value Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Disciplined Core Value Fund – Service Class	[***]	%
	LVIP American Century Inflation Protection Fund – Standard Class II	[***]	%
	LVIP American Century Inflation Protection Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Inflation Protection Fund – Service Class	[***]	%
	LVIP American Century International Fund – Standard Class II	[***]	%
	LVIP American Century International Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century International Fund – Service Class	[***]	%
	LVIP American Century Large Company Value Fund – Standard Class II	[***]	%
	LVIP American Century Large Company Value Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Mid Cap Value Fund – Standard Class II	[***]	%
	LVIP American Century Mid Cap Value Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Mid Cap Value Fund – Service Class	[***]	%
	LVIP American Century Ultra Fund – Standard Class II	[***]	%
	LVIP American Century Ultra Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Ultra Fund – Service Class	[***]	%
	LVIP American Century Value Fund – Standard Class II	[***]	%
	LVIP American Century Value Fund – Standard Class II – Best of America Product	[***]	%

Investment Company Name	Fund Names	Asset Fee
	LVIP American Century Value Fund – Service Class	[***]	%
	LVIP Baron Growth Opportunities Fund	[***]	%
	LVIP Delaware Diversified Income Fund	[***]	%
	LVIP Delaware High Yield Fund	[***]	%
	LVIP Delaware Limited-Term Diversified Income Fund	[***]	%
	LVIP Delaware REIT Fund	[***]	%
	LVIP Delaware SMID Cap Core Fund	[***]	%
	LVIP Delaware U.S. Growth Fund	[***]	%
	LVIP Delaware Value Fund	[***]	%
	LVIP JPMorgan Core Bond Fund	[***]	%
	LVIP JPMorgan Mid Cap Value Fund	[***]	%
	LVIP JPMorgan Small Cap Core Fund	[***]	%
	LVIP JPMorgan U.S. Equity Fund	[***]	%

Fourth Amendment to Administrative Services Agreement

This Fourth Amendment (the “Amendment”), by and between Lincoln National Life Insurance Company (the “Administrator”), and Nationwide Financial Services, Inc. (“Company”), is effective as of April 29, 2024 (the “Effective Date”).

WHEREAS, the Administrator and Company entered into the Administrative Services Agreement, as amended, (“Agreement”), executed and effective as of June 5, 2007; and

WHEREAS, the parties desire to amend the Agreement to clarify the fees for the LVIP American Century Ultra Fund – Standard Class II.

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties, intending to be legally bound, agree as follows:

1.	Schedule One shall be deleted in its entirety and replaced with the amended Schedule One attached below.

2.	Unless otherwise defined in this Amendment, all terms used herein shall have the meanings they were ascribed in the Agreement.

3.	All other terms and conditions of the Agreement remain in effect and are hereby incorporated herein by reference.

4.	This Amendment may be executed in counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized representative as of the Effective Date.

Lincoln National Life Insurance Company	Nationwide Financial Services, Inc.

By:	By:
Name:	Name:	Leland W. Cummings
Title:	Title:	VP, Head of Fund Operations
Date:	Date:	8/14/2024

1

SCHEDULE ONE

Investment Company Name	Fund Names	Asset Fee
Lincoln Variable Insurance Products Trust	LVIP American Century Balanced Fund – Standard Class II	[***]	%
	LVIP American Century Balanced Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Capital Appreciation Fund – Standard Class II	[***]	%
	LVIP American Century Capital Appreciation Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Disciplined Core Value Fund – Standard Class II	[***]	%
	LVIP American Century Disciplined Core Value Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Disciplined Core Value Fund – Service Class	[***]	%
	LVIP American Century Inflation Protection Fund – Standard Class II	[***]	%
	LVIP American Century Inflation Protection Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Inflation Protection Fund – Service Class	[***]	%
	LVIP American Century International Fund – Standard Class II	[***]	%
	LVIP American Century International Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century International Fund – Service Class	[***]	%
	LVIP American Century Large Company Value Fund – Standard Class II	[***]	%
	LVIP American Century Large Company Value Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Mid Cap Value Fund – Standard Class II	[***]	%
	LVIP American Century Mid Cap Value Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Mid Cap Value Fund – Service Class	[***]	%
	LVIP American Century Ultra Fund – Standard Class II	[***]	%
	LVIP American Century Ultra Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Ultra Fund – Service Class	[***]	%
	LVIP American Century Value Fund – Standard Class II	[***]	%
	LVIP American Century Value Fund – Standard Class II – Best of America Product	[***]	%

2

Investment Company Name	Fund Names	Asset Fee
	LVIP American Century Value Fund – Service Class	[***]	%
	LVIP Baron Growth Opportunities Fund	[***]	%
	LVIP Delaware Diversified Income Fund	[***]	%
	LVIP Delaware High Yield Fund	[***]	%
	LVIP Delaware Limited-Term Diversified Income Fund	[***]	%
	LVIP Delaware REIT Fund	[***]	%
	LVIP Delaware SMID Cap Core Fund	[***]	%
	LVIP Delaware U.S. Growth Fund	[***]	%
	LVIP Delaware Value Fund	[***]	%
	LVIP JPMorgan Core Bond Fund	[***]	%
	LVIP JPMorgan Mid Cap Value Fund	[***]	%
	LVIP JPMorgan Small Cap Core Fund	[***]	%
	LVIP JPMorgan U.S. Equity Fund	[***]	%

3

Fifth Amendment to Administrative Services Agreement

This Fifth Amendment (the “Amendment”), by and among Lincoln National Life Insurance Company (the “Administrator”), and Nationwide Financial Services, Inc. (“Company”), is effective as of November 05, 2024 (the “Effective Date”).

WHEREAS, the parties entered into the Administrative Services Agreement, as amended, (“Agreement”), executed and effective as of June 5, 2007;

WHEREAS, the parties desire to amend the Agreement to permit the separate accounts to invest in additional funds; and

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties, intending to be legally bound, agree as follows:

1.	Schedule One shall be deleted in its entirety and replaced with the amended Schedule One attached below.

2.	Unless otherwise defined in this Amendment, all terms used herein shall have the meanings they were ascribed in the Agreement.

3.	All other terms and conditions of the Agreement remain in effect and are hereby incorporated herein by reference.

4.	This Amendment may be executed in counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized representative as of the Effective Date.

Lincoln National Life Insurance Company	Nationwide Financial Services, Inc.

By:	By:
Name:	Name:	Leland W. Cummings
Title:	Title:	VP, Head of Fund Operations
Date:	Date:

1

SCHEDULE ONE

Investment Company Name	Fund Names	Asset Fee
Lincoln Variable Insurance Products Trust	LVIP American Century Balanced Fund – Standard Class II	[***]	%
	LVIP American Century Balanced Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Capital Appreciation Fund – Standard Class II	[***]	%
	LVIP American Century Capital Appreciation Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Disciplined Core Value Fund – Standard Class II	[***]	%
	LVIP American Century Disciplined Core Value Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Disciplined Core Value Fund – Service Class	[***]	%
	LVIP American Century Inflation Protection Fund – Standard Class II	[***]	%
	LVIP American Century Inflation Protection Fund – Standard Class	[***]	%
	LVIP American Century Inflation Protection Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Inflation Protection Fund – Service Class	[***]	%
	LVIP American Century International Fund – Standard Class II	[***]	%
	LVIP American Century International Fund – Standard Class	[***]	%
	LVIP American Century International Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century International Fund – Service Class	[***]	%
	LVIP American Century Large Company Value Fund – Standard Class II	[***]	%
	LVIP American Century Large Company Value Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Mid Cap Value Fund – Standard Class II	[***]	%
	LVIP American Century Mid Cap Value Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Mid Cap Value Fund – Service Class	[***]	%
	LVIP American Century Ultra Fund – Standard Class II	[***]	%
	LVIP American Century Ultra Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Ultra Fund – Standard Class	[***]	%

2

Investment Company Name	Fund Names	Asset Fee
	LVIP American Century Ultra Fund – Service Class	[***]	%
	LVIP American Century Value Fund – Standard Class II	[***]	%
	LVIP American Century Value Fund – Standard Class II – Best of America Product	[***]	%
	LVIP American Century Value Fund – Service Class	[***]	%
	LVIP Baron Growth Opportunities Fund	[***]	%
	LVIP Delaware Diversified Income Fund	[***]	%
	LVIP Delaware High Yield Fund	[***]	%
	LVIP Delaware Limited-Term Diversified Income Fund	[***]	%
	LVIP Delaware REIT Fund	[***]	%
	LVIP Delaware SMID Cap Core Fund	[***]	%
	LVIP Delaware U.S. Growth Fund	[***]	%
	LVIP Delaware Value Fund	[***]	%
	LVIP JPMorgan Core Bond Fund	[***]	%
	LVIP JPMorgan Mid Cap Value Fund	[***]	%
	LVIP JPMorgan Small Cap Core Fund	[***]	%
	LVIP JPMorgan U.S. Equity Fund	[***]	%

3